CERTIFICATION PURSUANT TO RULE 30A-2(A) UNDER THE 1940 ACT AND SECTION 906
                           OF THE SARBANES-OXLEY ACT

I,  Philip  R.  McLoughlin,   Chairman  of  Phoenix  Investment  Trust  97  (the
"Registrant"), certify that:

         1.     The Form N-CSR of the Registrant  (the "Report")  fully complies
                with  the   requirements  of  Section  13(a)  or  15(d)  of  the
                Securities Exchange Act of 1934, as amended; and

         2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.


Date:    November 8, 2004          /s/ Philip R. McLoughlin
     ----------------------        ---------------------------------------------
                                   Philip R. McLoughlin, Chairman
                                   (principal executive officer)


I,  Nancy  G.   Curtiss,   Treasurer  of  Phoenix   Investment   Trust  97  (the
"Registrant"), certify that:

         1.     The Form N-CSR of the Registrant  (the "Report")  fully complies
                with  the   requirements  of  Section  13(a)  or  15(d)  of  the
                Securities Exchange Act of 1934, as amended; and

         2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.


Date:    November 8, 2004          /s/ Nancy G. Curtiss
     ----------------------        ---------------------------------------------
                                   Nancy G. Curtiss, Treasurer
                                   (principal financial officer)